EXHIBIT 99.3
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                        RELEASE AND SETTLEMENT AGREEMENT


         THIS RELEASE AND SETTLEMENT AGREEMENT (this "Agreement") is entered into this 16th day of March 2007 between Bradford Publishing Company, a Delaware corporation ("Bradford"), and Sun-Times Media Group, Inc., a Delaware corporation (f/k/a Hollinger International Inc., "STMG"), (together, the "Parties").

         WHEREAS on July 20, 2000, Bradford purchased four newspaper properties from STMG and in consideration for STMG's covenant not to compete provided a $6 million ten-year payment obligation, and the remaining amount of that obligation is U.S.$5.3 million (the "Outstanding Amount"); and

         WHEREAS by resolutions dated June 19, 2003, and January 20, 2004, the STMG Board of Directors formed and authorized a Special Committee (the "SC") to investigate and file suit regarding, among other things, various related-party transactions and payments and to take any actions necessary to recover assets and damages for STMG; and

         WHEREAS on August 30, 2004, STMG filed the SC's report of investigation (the "SC Report") with the U.S. District Court for the Northern District of Illinois in the action titled SEC V. HOLLINGER INTERNATIONAL INC., Case No. 04-C-0366, and with the U.S. Securities & Exchange Commission on SEC Form 8-K; and

         WHEREAS on January 28, 2004, the SC filed a complaint on STMG's behalf in the U.S. District Court for the Northern District of Illinois against Bradford shareholders F. David Radler ("Radler") and Conrad M. Black ("Black") and others alleging breaches of fiduciary duties and conversion of company assets in an action captioned HOLLINGER INTERNATIONAL INC. V. HOLLINGER INC., ET AL., Case No. 04-C-0698, and subsequent amendments on May 7 and October 29, 2004 (the "Illinois Action"); and

         WHEREAS STMG sued Bradford in the Illinois Action in its May 7, 2004 amended complaint, dismissed its claims against Bradford without prejudice in October 2004, and thereafter entered into agreements with Bradford tolling the statute of limitations on those claims; and

         WHEREAS STMG is simultaneously entering into release and settlement agreements with (i) Radler (whose release and settlement agreement with STMG is referred to herein as the Radler Settlement Agreement); (ii) North American Newspapers Ltd. (f/k/a FD Radler Ltd.); and (iii) Horizon Publications Inc; Horizon Publications (U.S.A.) Inc.; Horizon Arkansas Publications Inc.; Horizon Blackfoot Publications Inc.; Horizon California Publications Inc.; Horizon Connecticut Publications Inc.; Horizon Florida Publications Inc.; Horizon Hawaii Publications Inc.; Horizon Illinois Publications Inc.; Horizon Indiana Publications Inc.; Horizon Mississippi Publications Inc.; Horizon North Carolina Publications Inc.; Horizon North Dakota Publications Inc. (f/k/a Horizon Idaho Publications Inc.); Horizon Ohio Publications Inc.; Horizon Vermont Publications Inc.; Horizon Washington Publications Inc. (f/k/a Terra Holdings Inc.); Horizon Publications Management Services Inc.; Leeming Communications Company; Review Publications Inc.; Westbourne Investments Inc.;

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Continental  Newspapers Ltd. (f/k/a Horizon  Operations  Ltd.); and Continental
Newspapers (Canada) Ltd. (f/k/a Horizon Operations (Canada), Ltd.); and

         WHEREAS Bradford wishes to settle and finally resolve all actual or potential claims arising out of certain of the transactions and events described in the SC Report and to reduce further expense, inconvenience, and the distraction of burdensome and protracted litigation; and

         WHEREAS the SC has approved the settlement reflected in this Agreement as fair, reasonable, adequate, and in the best interests of STMG and its shareholders;

         NOW THEREFORE IN CONSIDERATION OF THE COVENANTS SET FORTH BELOW AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS ACKNOWLEDGED, STMG and Bradford agree as follows:

         1. BRADFORD SETTLEMENT AMOUNT. Bradford will pay to STMG (i) the sum of U.S.$1.85 million; and (ii) on an accelerated basis, the Outstanding Amount (together, the "Bradford Settlement Amount").

         2. LOAN COMMITMENT. Bradford has represented that it is obtaining a letter ("Commitment Letter") from a bank committing to lend Bradford funds covering some or all of the Bradford Settlement Amount. If Bradford does not obtain the Commitment Letter in a form reasonably acceptable to STMG by March 26, 2007, STMG will have the right at its sole option to declare the payment and release provisions in this Agreement null and void. STMG may exercise its option to declare the payment and release provisions in this Agreement null and void under this paragraph at any time after March 26, 2007 (if Bradford fails to provide a reasonably acceptable Commitment Letter), but such right shall be extinguished if unexercised before Bradford pays the Bradford Settlement Amount.

         3. PAYMENT. Bradford will pay the Bradford Settlement Amount upon the earlier of (i) Bradford receiving funding from the bank that sent the Commitment Letter; or (ii) April 30, 2007. If by April 30, 2007, Bradford has not paid the Bradford Settlement Amount, Bradford will be obligated to pay STMG interest on the unpaid portion of the Bradford Settlement Amount beginning on May 1, 2007, at an interest rate of 12.5% per annum (computed on the basis of a year of 365 days), compounded daily, until Bradford pays the Bradford
Settlement  Amount.  In  addition,  if  Bradford  does  not  pay  the  Bradford
Settlement Amount by April 30, 2007, STMG will have the option at its sole discretion to either (i) declare the payment and release provisions in this Agreement null and void; or (ii) sue for enforcement of the payment provisions of this Agreement. If at any time before Bradford pays the Bradford Settlement Amount, STMG exercises its option to declare the payment and release provisions in this Agreement null and void, Bradford shall have no further obligation to pay the Bradford Settlement Amount or any interest on it, and STMG shall return to Bradford any portion of the Bradford Settlement Amount that Bradford has already paid.

         4. STATUTE OF LIMITATIONS TOLLING. By previous agreement of the parties, the statute of limitations on STMG's claims against Bradford has been tolled through March 22, 2007. If STMG exercises its option to declare the payment and release provisions in this Agreement null and void, then the statute of limitations on STMG's claims against Bradford shall be deemed to

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have been further tolled from the date of this Agreement  through the date that such STMG declaration is communicated to Bradford.

         5. MUTUAL RELEASE AND SETTLEMENT. Upon payment in full of the Radler/Horizon/Bradford Settlement Amount as that term is defined in the Radler Settlement Agreement, STMG and any and all of its officers, directors, employees, affiliates (except Hollinger Inc. and its subsidiaries that are not subsidiaries of STMG), subsidiaries, divisions, agents, and advisors, and their predecessors, successors, and assigns (collectively, the "STMG Releasors") do hereby fully, finally, and forever release (a) John Satterwhite and Larry Perrotto and any of their spouses, heirs, family members, successors, assigns, survivors, and executors, and any entity in which John Satterwhite or Larry Perrotto has an ownership interest and that is a shareholder of Bradford, and any successor or assign thereof; and (b) Bradford and its subsidiaries, divisions, attorneys, current officers, and current employees, and their survivors, executors, predecessors, successors, and assigns (all individuals and entities collectively, the "Bradford Releasees") from any and all rights, interests, obligations, debts, dues, sums of money, accounts, reckonings, damages, claims, actions, allegations, causes of action, counterclaims, or demands whatsoever, whether known or unknown, in law or in equity, that have been or that could be asserted by the STMG Releasors from the beginning of time through the date hereof against the Bradford Releasees (the "Settled Claims"). Bradford and any and all of its officers, directors, employees, affiliates, subsidiaries, divisions, agents, and advisors, and their predecessors, successors, and assigns (collectively, the "Bradford Releasors") do hereby fully, finally, and forever release STMG and its current and former agents(1), advisors, representatives, affiliates, subsidiaries, divisions, officers, directors, employees, and attorneys, and their predecessors, successors, and assigns (collectively, the "STMG Releasees(2)") from any and all rights, interests, obligations, debts, dues, sums of money, accounts, reckonings, damages, claims, actions, allegations, causes of action, counterclaims, or demands whatsoever, whether known or unknown, in law or in equity, that Bradford has or will have or that have been or could be asserted by the Bradford Releasors from the beginning of time through the date hereof against the STMG Releasees. The releases also do not release Bradford or STMG from their respective obligations under this Agreement.

         6. STMG'S LIMITED RELEASE OF BLACK. Upon payment in full of the Radler/Horizon/Bradford Settlement Amount, the STMG Releasors do hereby fully, finally, and forever release Bradford shareholder Black, and any entity in which Black has an ownership interest and that is a shareholder of Bradford, and any successor or assign thereof, in his or its capacity as a Bradford shareholder only, from any claims that have been or that could be asserted against Black or such entity arising from STMG's July 2000 sale of four newspaper publications to Bradford, as that transaction is described in paragraphs 301-317 of the Illinois Action complaint.

         7. RETURN OF BRADFORD SETTLEMENT AMOUNT. If after 90 days of Bradford having paid the Bradford Settlement Amount, any other portion of the Radler/Horizon/Bradford Settlement Amount remains unpaid, STMG shall return the

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(1)  This release does not preclude  Bradford from asserting claims against any
STMG officer, director, employee, or agent that is not based upon his or her conduct as an STMG officer, director, employee, or agent.

(2) This release does not preclude Bradford from asserting claims against Hollinger Inc. in any current or future claims brought by or on Hollinger Inc.'s behalf against any of the Bradford Releasees.


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Bradford  Settlement Amount to Bradford within 10 days following notice thereof from Bradford to STMG. If STMG returns the Bradford Settlement Amount to Bradford, the payment and release provisions in this Agreement shall be null and void, and the statute of limitations on STMG's claims against Bradford will have been tolled through the date the Bradford Settlement Amount is returned to Bradford.

         8. FUTURE SETTLEMENTS BY STMG. STMG shall attempt, in good faith, to obtain the release of Bradford for all claims and allegations in the Illinois Action and the SC Report from each settling party in any and all future settlements of claims or allegations in the Illinois Action or SC Report. Nothing in this provision shall (i) require STMG to accept any lesser settlement consideration from a future settling party in exchange for a release of Bradford; or (ii) prevent STMG from entering into a settlement with a party that ultimately refuses to release Bradford.

         9. MUTUAL WAIVER OF RIGHTS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE. The STMG Releasors and the Bradford Releasors are hereby deemed to have waived any and all rights, to the extent permitted by law, under Section 1542 of the California Civil Code or any other similar state or federal law, provincial or territorial law, or principle of common law that may have the effect of limiting the releases set forth herein. Section 1542 of the California Civil Code provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         10. POTENTIAL JUDGMENT REDUCTION. In accordance with 10 Del. C. Sec. 6304(b), and if and to the extent applicable any other statute or law discharging or barring contribution or similar claims against a released or settled party, including but not limited to 740 Ill. Comp. Stat. Ann. 100/2(d), in the event that judgment reduction is determined to be necessary and appropriate under applicable law, this Agreement reduces, to the extent, if at all, appropriate, by Bradford's PRO RATA share, if any, of the liability and damages recoverable by STMG in any action or claim involving the Settled Claims that STMG has filed, will file, or could file, or have filed on its behalf derivatively against any joint tort-feasor, person, or entity other than Bradford. Without conceding any court's jurisdiction over it (other than as set forth in paragraph 11 below), Bradford acknowledges and agrees that the court or tribunal before which any such STMG action or claim is brought will have the necessary authority to make findings as to the joint tort-feasor status, if at all, and proportionate liability, if any, or lack thereof, of Bradford for STMG's damages, regardless of whether Bradford can be made a party to such action or claim. Neither this Agreement, nor the releases contained herein, is the product of collusion, but instead is made in good faith and at arm's length. Bradford agrees not to move to stay or dismiss a claim or action involving the Settled Claims brought by STMG against someone other than Bradford. This Agreement is expressly intended and shall be construed to release and protect Bradford from all claims of contribution or indemnity arising from the Settled Claims, but a court's failure to construe it in that manner shall not be a basis for voiding this Agreement or for any claim by Bradford against STMG.

         11. GOVERNING LAW; CHOICE OF FORUM; JURY WAIVER. This Agreement and any claim related directly or indirectly to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof. All disputes arising out of or relating to this Agreement or its breach may be resolved in the U.S.

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District  Court for the Northern  District of  Illinois,  and Bradford and STMG
hereby submit and attorn to the jurisdiction and venue of that court. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE ARISING OUT OF THIS AGREEMENT.

         12. COUNTERPARTS AND DELIVERY. This Agreement may be signed in any number of counterparts, all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by fax transmission or by transmission in PDF or similar electronic document format.

         13. SEVERABILITY. If any provision of this Agreement is found to be unenforceable in whole or in part, it shall be construed or limited in such a way as to make it enforceable, consistent with the intentions of the Parties as set out in this Agreement. If such construction or limitation is not possible, the unenforceable provision will be stricken, and the remaining provisions of this Agreement will remain valid and enforceable.

         14. ADMISSIBILITY. The Parties agree that no evidence concerning this Agreement, or any of its incorporated exhibits, and/or their contents or negotiations relating to them, shall be offered into evidence in any proceeding, except a proceeding to enforce the terms of this Agreement.

         15.      NO  ADMISSION.   This   Agreement  does  not  in  any  manner
constitute Bradford's or STMG's admission of liability, wrongdoing, or any other matter.

         16. NO WAIVER. Any failure by any party to insist upon the strict performance by the other party of any of the provisions of this Agreement shall not be deemed a waiver of any of the provisions hereof, and such party, notwithstanding such failure, shall have the right thereafter to insist upon strict performance of any and all of the provisions of this Agreement to be performed by such other party.

         17. NOTICE. Any notices required to be given under this Agreement shall be in writing and shall be made by fax or e-mail transmission to the fax numbers and e-mail addresses set out below:

         To:               Bradford Publishing Company
                           43 Main Street
                           Bradford, PA  16701
                           Attn:  President

         With a copy to:   Reed Smith LLP
                           435 Sixth Avenue
                           Pittsburgh, PA 15219

         Attention:        Frederick Leech
                           Tel.:  (412) 288-4178
                           Fax:  (412) 288-3063
                           E-mail:  fleech@reedsmith.com

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         To:               Sun-Times Media Group, Inc.
                           350 North Orleans Street
                           Floor 10 South
                           Chicago, IL 60654

         Attention:        James D. McDonough
                           Tel.:  (312) 321-2949
                           Fax:  (312) 321-0629
                           E-mail:  jmcdonough@hollingerintl.com

         With a copy to:   O'Melveny & Myers LLP
                           Times Square Tower
                           7 Times Square
                           New York, NY 10036
         Attention:        Jonathan Rosenberg
                           Tel.:  (212) 408-2409
                           Fax:  (212) 326-2061
                           E-mail:  jrosenberg@omm.com

         18. ENTIRE AGREEMENT. This Agreement and the October 6, 2005 Tolling Agreement between Bradford and STMG, as amended, contain the entire agreement between Bradford and STMG and together supersede and replace any and all prior negotiations, understandings, promises, representations, inducements, and discussions, whether written or oral. This Agreement may not be changed or modified except in writing signed by both Bradford and STMG.

         19. AUTHORITY TO ENTER INTO THIS AGREEMENT. The undersigned parties represent that they have the full authority necessary to execute this Agreement.

Agreed to this 16th day of March 2007 by:

SUN-TIMES MEDIA GROUP, INC.                 BRADFORD PUBLISHING COMPANY


By: /s/ Gordon Paris                        By: /s/ John H. Satterwhite
    -------------------------------------       ------------------------------
Name: Gordon Paris                        Name: John H. Satterwhite
      -----------------------------------       ------------------------------
Title: Chairman, STMG Special Committee   Title: President
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